UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2024

Fiserv, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-38962	39-1506125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 N. Vel R. Phillips Avenue, Milwaukee, WI 53203

(Address of principal executive offices, including zip code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FI	The New York Stock Exchange
1.125% Senior Notes due 2027	FI27	The New York Stock Exchange
1.625% Senior Notes due 2030	FI30	The New York Stock Exchange
2.250% Senior Notes due 2025	FI25	The New York Stock Exchange
3.000% Senior Notes due 2031	FI31	The New York Stock Exchange
4.500% Senior Notes due 2031	FI31A	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Closing of U.S Dollar Notes Offering

General Information

On March 4, 2024, Fiserv, Inc. (the “Company”) completed the public offering and issuance of $750,000,000 aggregate principal amount of its 5.150% Senior Notes due 2027 (the “2027 Notes”), $500,000,000 aggregate principal amount of its 5.350% Senior Notes due 2031 (the “2031 Notes”) and $750,000,000 aggregate principal amount of its 5.450% Senior Notes due 2034 (the “2034 Notes” and, together with the 2027 Notes and the 2031 Notes, the “Notes”).

The Notes were issued under an Indenture (the “Indenture”), dated as of November 20, 2007, between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (the “Trustee”), as supplemented by (i) a Thirty-Second Supplemental Indenture, establishing the terms and providing for the issuance of the 2027 Notes (the “2027 Notes Supplemental Indenture”), (ii) a Thirty-Third Supplemental Indenture, establishing the terms and providing for the issuance of the 2031 Notes (the “2031 Notes Supplemental Indenture”) and (iii) a Thirty-Fourth Supplemental Indenture, establishing the terms and providing for the issuance of the 2034 Notes (the “2034 Notes Supplemental Indenture”), each dated as of March 4, 2024 and each by and between the Company and the Trustee.

Interest Rate and Maturity

The 2027 Notes Supplemental Indenture and the form of the 2027 Notes that is included therein provide, among other things, that the 2027 Notes bear interest at a rate of 5.150% per year (payable semi-annually in arrears on March 15 and September 15 of each year, beginning on September 15, 2024) and will mature on March 15, 2027.

The 2031 Notes Supplemental Indenture and the form of the 2031 Notes that is included therein provide, among other things, that the 2031 Notes bear interest at a rate of 5.350% per year (payable semi-annually in arrears on March 15 and September 15 of each year, beginning on September 15, 2024) and will mature on March 15, 2031.

The 2034 Notes Supplemental Indenture and the form of the 2034 Notes that is included therein provide, among other things, that the 2034 Notes bear interest at a rate of 5.450% per year (payable semi-annually in arrears on March 15 and September 15 of each year, beginning on September 15, 2024) and will mature on March 15, 2034.

Optional Redemption

Prior to (i) with respect to the 2027 Notes, February 15, 2027 (one month prior to the maturity date of such notes), (ii) with respect to the 2031 Notes, January 15, 2031 (two months prior to the maturity date of such notes) and (iii) with respect to the 2034 Notes, December 15, 2033 (three months prior to the maturity date of such notes) (each, a “par call date”), the Company may redeem the applicable series of Notes at the Company’s option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the redemption date (assuming that such Notes matured on their applicable par call date), on a semi-annual basis (assuming a 360-day year composed of twelve 30-day months) at a rate equal to the Treasury Rate (as defined in the 2027 Notes Supplemental Indenture, the 2031 Notes Supplemental Indenture or the 2034 Notes Supplemental Indenture, as applicable), plus 12.5 basis points in the case of the 2027 Notes and 20 basis points in the case of the 2031 Notes and the 2034 Notes, less interest accrued to the date of redemption; and (b) 100% of the principal amount of the Notes to be redeemed; plus, in either case, accrued and unpaid interest on the applicable Notes to, but not including, the redemption date. On or after the applicable par call date for the 2027 Notes, the 2031 Notes and the 2034 Notes, the Company may redeem the Notes of the applicable series in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

Repurchase Upon a Change of Control Triggering Event

The Company is required to offer to repurchase the Notes for cash at a price of 101% of the aggregate principal amount of the Notes outstanding on the date of a change of control triggering event, plus accrued and unpaid interest.

Events of Default

The Indenture, the 2027 Notes Supplemental Indenture, the 2031 Notes Supplemental Indenture and the 2034 Notes Supplemental Indenture contain customary events of default. If an event of default occurs and is continuing with respect to any series of the Notes, then the Trustee or the holders of at least 25% of the principal amount of the outstanding Notes of that series may declare the Notes of that series to be due and payable immediately. In addition, in the case of an event of default arising from certain events of bankruptcy, insolvency or reorganization, all outstanding Notes will become due and payable immediately.

Documentation

The descriptions of the 2027 Notes Supplemental Indenture, the 2031 Notes Supplemental Indenture and the 2034 Notes Supplemental Indenture set forth above are qualified by reference to the 2027 Notes Supplemental Indenture, the 2031 Notes Supplemental Indenture and the 2034 Notes Supplemental Indenture filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 8.01.	Other Events.

The Notes are registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-277241) that the Company filed with the Securities and Exchange Commission on February 22, 2024. The Company is filing certain exhibits as part of this Current Report on Form 8-K for purposes of such Registration Statement. See “Item 9.01. Financial Statements and Exhibits.”

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit Index to Current Report on Form 8-K

Exhibit Number	Description

4.1	Thirty-Second Supplemental Indenture, dated as of March 4, 2024, between Fiserv, Inc. and U.S. Bank Trust Company, National Association (including Form of 5.150% Senior Notes due 2027).

4.2	Thirty-Third Supplemental Indenture, dated as of March 4, 2024, between Fiserv, Inc. and U.S. Bank Trust Company, National Association (including Form of 5.350% Senior Notes due 2031).

4.3	Thirty-Fourth Supplemental Indenture, dated as of March 4, 2024, between Fiserv, Inc. and U.S. Bank Trust Company, National Association (including Form of 5.450% Senior Notes due 2034).

5.1	Opinion of Sullivan & Cromwell LLP.

5.2	Opinion of Eric Nelson, General Counsel of Fiserv, Inc.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Eric Nelson, General Counsel of Fiserv, Inc. (included in Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: March 4, 2024	By:	/s/ Robert W. Hau
Robert W. Hau
Chief Financial Officer